Filed Pursuant to Rule 497
File No. 333-228347

ELLINGTON INCOME OPPORTUNITIES FUND

Supplement dated July 31, 2019 to the Prospectus dated June 10, 2019

This supplement contains information which amends, supplements, or modifies certain information in the Prospectus of Ellington Income Opportunities Fund (the “Fund”) dated June 10, 2019 (the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 17 of the Prospectus before you decide to invest in shares of the Fund.

1.

The following is hereby added as the third and fourth bullet points under the caption “Other Investment and Hedging Strategies” in the “Investment Strategy and Criteria Used in Selecting Investments” subsection of the “Investment Objective, Policies and Strategies” section beginning on page 16 of the Prospectus:

“•

real estate-related assets, including tax lien certificates that represent unpaid taxes due on a property and are sold at auction by taxing jurisdictions as a method to collect delinquent real estate taxes;

•

litigation financing arrangements (either directly or through special purpose vehicles), including where the Fund provides immediate funds or credit facilities to cover litigation expenses in exchange for a portion of the award or settlement or for interest and principal payments;”

2.	The following sub-heading and risk factors are hereby added at the end of the section “Risk Factors” beginning on page 15 of the Prospectus:

“Additional Risks

Tax Lien Certificates Risk. The Fund may invest in tax lien certificates issued by various jurisdictions or municipalities throughout the United States. A tax lien certificate is a certificate of claim against real property that has a lien placed upon it as a result of unpaid property taxes. Tax lien certificates may not be liquid or may have a limited secondary market. Once tax lien certificate is issued, it becomes a first lien against the real property to which the certificate relates, and depending upon the jurisdiction, the owner of the property has a statutorily fixed period of time to pay the delinquent real estate taxes plus penalties and interest to the tax lien certificate holder. If the delinquent real estate taxes plus penalties and interest is not paid during such period of time, in most jurisdictions, the property is then transferred in a foreclosure action. If the Fund acquires a tax lien certificate, there can be no certainty as to when or if it will be redeemed by the owner of the underlying property. The performance of investments in tax lien certificates will be affected by the amount of time it takes the underlying property owner to repay the certificate. Property owners may immediately redeem the certificate, may redeem the certificate at some other time prior to the expiration of the statutory redemption period or may allow the property to be foreclosed. If the tax lien is redeemed quickly, the party may not realize a significant financial gain on their investment. If a tax lien certificate or lien is not redeemed, the holder of such interest may foreclose upon the property. The foreclosure of a property will require the Fund to engage outside service providers and incur additional fees and costs. Other risks the Fund may face in connection with in connection with investing in tax lien certificates include issues associated with the treatment of the Fund’s investment for tax purposes.

Litigation Financing Risk. Investments in litigation finance can be structured in various ways. For example, the Fund may extend a loan to a law firm secured by future fee proceeds from some or all of the firm’s portfolio of cases, or the Fund may advance funds to a party in a lawsuit or their counsel in return for a share of litigation proceeds or other financial reward if the party is successful. Where a loan is secured by litigation proceeds, or where the recipient of litigation financing is not obligated to make any payment unless and until litigation proceeds are actually received by the litigant or their counsel, the Fund could suffer a complete loss of the capital invested if the matter fails to be resolved in the recipient’s favor.

Other risks the Fund may face in connection with litigation financing include: (i) losses from terminated or rejected settlements, (ii) evaluations of the strength of the cases, claims or settlements may turn out to be inaccurate; (iii) losses as a result of the inability or timing uncertainty relating to collection on judgments or awards, (iv) lack of ability to control decisions of lawyers acting pursuant to their professional duties in connection with formulating and implementing their litigation strategies or otherwise, (v) expenses and uncertainties involving reliance on outside counsel and experts; (vi) changes in law, regulations or professional standards on litigation financing; (vii) poor case selection and lost cases; (viii) timing or delays inherent to litigation; (ix) changes in counsel; (x) costs of litigation; (xi) inability of a defendant to pay a judgement or settlement; (xii) general competition and industry-related risks, (xiii) conflicts of interest and (xiv) issues associated with the treatment of the Fund’s investment for tax purposes.”

This Supplement and the Prospectus and statement of additional information (“SAI”) of the Fund provide relevant information for existing and prospective investors in the Fund. The Prospectus and SAI of the Fund have been filed with the U.S. Securities and Exchange Commission, and are incorporated by reference. These can be obtained without charge by calling the Fund at 1-855-862-6092 or by visiting http://www.ellingtonincomefund.com.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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